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                                                        Exhibit 99.B(m)(1)(A)(i)

                               AMENDED SCHEDULE A

                               SCHEDULE OF SERIES

                                 WITH RESPECT TO

                               ING INVESTORS TRUST

                                DISTRIBUTION PLAN

PORTFOLIOS                                                           CLASS
----------                                                           -----
ING AllianceBernstein Mid Cap Growth Portfolio                     Service 2
ING Capital Guardian Small/Mid Cap Portfolio                       Service 2
ING Capital Guardian U.S. Equities Portfolio                       Service 2
ING Disciplined Small Cap Value Portfolio                          Service 2
ING Eagle Asset Capital Appreciation Portfolio                     Service 2
ING EquitiesPlus Portfolio                                         Service 2
ING Evergreen Health Sciences Portfolio                            Service 2
ING Evergreen Omega Portfolio                                      Service 2
ING FMR(SM) Diversified Mid Cap Portfolio                          Service 2
ING FMR(SM) Earnings Growth Portfolio                              Service 2
ING FMR(SM) Equity Income Portfolio                                Service 2
ING FMR(SM) Mid Cap Growth Portfolio                               Service 2
ING FMR(SM) Small Cap Equity Portfolio                             Service 2
ING Franklin Income Portfolio                                      Service 2
ING Global Real Estate Portfolio                                   Service 2
ING Global Resources Portfolio                                     Service 2
ING Global Technology Portfolio                                    Service 2
ING International Portfolio                                        Service 2
ING Janus Contrarian Portfolio                                     Service 2
ING JPMorgan Emerging Markets Equity Portfolio                     Service 2
ING JPMorgan Small Cap Equity Portfolio                            Service 2
ING JPMorgan Value Opportunities Portfolio                         Service 2
ING Julius Baer Foreign Portfolio                                  Service 2
ING Legg Mason Partners All Cap Portfolio                          Service 2
ING Legg Mason Value Portfolio                                     Service 2
ING LifeStyle Aggressive Growth Portfolio                          Service 2
ING LifeStyle Growth Portfolio                                     Service 2
ING LifeStyle Moderate Growth Portfolio                            Service 2
ING LifeStyle Moderate Portfolio                                   Service 2
ING Limited Maturity Bond Portfolio                                Service 2
ING Liquid Assets Portfolio                                        Service 2
ING Lord Abbett Affiliated Portfolio                               Service 2
ING MarketPro Portfolio                                            Service 2
ING MarketStyle Growth Portfolio                                   Service 2
ING MarketStyle Moderate Growth Portfolio                          Service 2

PORTFOLIOS                                                           CLASS
----------                                                           -----
ING MarketStyle Moderate Portfolio                                 Service 2
ING Marsico Growth Portfolio                                       Service 2
ING Marsico International Opportunities Portfolio                  Service 2
ING Mercury Large Cap Growth Portfolio                             Service 2
ING Mercury Large Cap Value Portfolio                              Service 2
ING MFS Total Return Portfolio                                     Service 2
ING MFS Utilities Portfolio                                        Service 2
ING Oppenheimer Main Street Portfolio(R)                           Service 2
ING PIMCO Core Bond Portfolio                                      Service 2
ING PIMCO High Yield Portfolio                                     Service 2
ING Pioneer Equity Income Portfolio                                Service 2
ING Pioneer Fund Portfolio                                         Service 2
ING Pioneer Mid Cap Value Portfolio                                Service 2
ING T. Rowe Price Capital Appreciation Portfolio                   Service 2
ING T. Rowe Price Equity Income Portfolio                          Service 2
ING Templeton Global Growth Portfolio                              Service 2
ING UBS U.S. Allocation Portfolio                                  Service 2
ING Van Kampen Equity Growth Portfolio                             Service 2
ING Van Kampen Global Franchise Portfolio                          Service 2
ING Van Kampen Growth and Income Portfolio                         Service 2
ING Van Kampen Real Estate Portfolio                               Service 2
ING VP Index Plus International Equity Portfolio                   Service 2
ING Wells Fargo Mid Cap Disciplined Portfolio                      Service 2
ING Wells Fargo Small Cap Disciplined Portfolio                    Service 2

Effective Date: July 15, 2006